Exhibit 10.21

2019 Amendment to General
Services Agreement

Supplier Name: Cardlytics, Inc.                     Master Agreement Number: CW251208
Supplier Address:
675 Ponce de Leon NE
Suite 6000
Atlanta, GA 30308                            Amendment Number: CW1417829
Supplier
Telephone: 888.798.5802                         Effective Date: Upon Execution

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.21

This 2019 Amendment serves to amend the General Services Agreement executed by and between Bank of
America, N.A. (“Bank of America”) and Cardlytics, Inc. (“Supplier”) dated November 5, 2010, as previously amended by CW967765 on August 16, 2017 and others (the “Agreement”). No terms of the Agreement shall be altered or negated as a result of this Amendment except as stated herein. Capitalized terms not specifically defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Bank of America and Supplier entered into the Agreement in order to set forth the terms and conditions pursuant to which Supplier provides certain Services to Bank of America; and

WHEREAS, the Parties desire to amend the Agreement;

NOW THEREFORE, in consideration of the promises and accords made herein, and the exchange of such good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank of America and Supplier agree as follows:

1.	Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the
Agreement, in [***], the Bank of America Revenue Share Percentage and the Supplier
Revenue Share Percentage for Supplier Secured Merchants as of the National Launch Date shall [***]. This Revenue Share Percentage is [***], and will [***].

2.	Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the
Agreement, and subject to Section 6 of this Amendment, on or [***], Supplier shall make a payment to Bank of America in the amount of [***] by depositing the funds into an account designated by Bank of America. These funds will be used by Bank of America [***].

3.	Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the
Agreement, upon the conclusion of [***] (as dictated by Section 1 of this Amendment).
In the event the [***], Supplier shall [***], by either [***]. By way of example, in the event that Bank of America [***], Supplier shall [***]. By way of another example, in the event that Bank of America [***].

4.	The above-stated Sections of this Amendment are premised on the assumption that the Agreement will remain in effect throughout the calendar year 2020. In the event that the Agreement does not remain in effect throughout the calendar year 2020, Supplier and Bank of America shall [***] provided, however, in the event that Supplier [***] pursuant to Section 6 of this Amendment, [***].

5.	Notwithstanding anything to the contrary in the Agreement, (a) beginning on[***], the Revenue
Share Payments shall be paid to Bank of America [***], and (b) beginning [***], the User Incentives shall be paid to Bank of America [***].

6.
In the event that Bank of America is not able to [***], Cardlytics shall have no obligation[***], and Bank of America shall have no rights with respect to same, until [***]. In the event that Bank of America is not able to [***], Cardlytics shall have no obligation to [***], and Bank of America shall have no rights with respect to same, until [***]. In the event that Bank of America does not [***], Cardlytics shall have no obligation to [***], and Bank of America shall have no rights with respect to same, until [***] (or in the event that [***] does not occur before the termination or expiration of the Agreement, Cardlytics shall have no such obligation).

CARDLYTICS, INC.		BANK OF AMERICA N.A.
("Supplier")		("Bank of America")

/s/ David T. Evans	Date: December 20, 2019	/s/ James E. Englehart	Date: December 20, 2019
David T. Evans		James E. Englhart
Chief Financial Officer and Head of Corporate Development		VP, Sr. Procurement Specialist

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.